UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2013

OMEGA COMMERCIAL FINANCE CORPORATION
(Exact name of registrant as specified in charter)

Wyoming	000-08447	83-0219465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 5th Street, Suite 200, Miami, Florida	33139
(Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code:  (305) 704-3294

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a)

On March 28, 2013, Omega Commercial Finance Corporation (the “Company”) was notified that M&K CPAS, PLLC, the Company’s independent registered public accounting firm (“M&K”), resigned its engagement with the Company effective March 28, 2013 and on April 1, 2013 Bongiovanni & Associates CPA’s (“Bongiovanni”) became the Company's independent registered public accounting firm.

M&K has not issued any report on our consolidated financial statements as it was retained on March 1, 2013.  Consequently, during the two years ended December 31, 2012 and through the date of this Form 8-K, we did not have any disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to M&K’s satisfaction, would have caused them to make reference thereto in their reports on our financial statements. During the two years ended December 31, 2012 and through the date of this Form 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

We have provided M&K with a copy of the disclosures in this Form 8-K prior to the filing of these disclosures and have requested that M&K furnish us a letter addressed to the Securities and Exchange Commission stating whether or not M&K agrees with the statements made herein. M&K’s letter is attached to this Form 8-K as Exhibit 16.1.

(b)

On April 1, 2013, with the approval of our board of directors, we retained Bongiovanni to be our independent registered public accounting firm.

During the two most recent fiscal years and the interim period preceding the engagement of Bongiovanni, except as noted below, we have not consulted Bongiovanni regarding: (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v)).  The reports of Bongiovanni  regarding the Company’s financial statements as of December 2010 through December 2011, and the statements of operations, stockholders’ deficit and cash flows for the Company’s fiscal years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principle. The opinions did, however, contain a paragraph as to going concern uncertainty.

We have provided Bongiovanni with a copy of the disclosures in this Form 8-K prior to the filing of these disclosures and have requested that Bongiovanni furnish us a letter addressed to the Securities and Exchange Commission containing any new information, clarification of our expression of our views, or the respects in which it does not agree with the statements made by us.  Bongiovanni did not provide such correspondence.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exh. No.	Description
16.1	Correspondence from M&K CPAS, PLLC dated April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 1, 2013

OMEGA COMMERCIAL FINANCE CORPORATION

By:  /s/ Jon S. Cummings, IV

Name:

Jon S. Cummings, IV

Title:

Chief Executive Officer

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